Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the “Report”) of Sterling Banks, Inc. (the “Company”) as filed with the Securities and Exchange Commission, we, Robert H King, President and Chief Executive Officer, and R. Scott Horner, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert H. King	/s/ R. Scott Horner
Robert H. King	R. Scott Horner
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Date: May 14, 2009